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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Act of 1934




       Date of Report (Date of Earliest Event Reported):  August 1, 1996




                          SUNBELT NURSERY GROUP, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                   1-9031                        75-1932993
(State of incorporation)   (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)


        500 Terminal Road, Fort Worth, Texas                76106
      (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code: 817 / 624-7253






                                Not Applicable
            (Former name or address, if changed since last report)






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ITEM 8.  CHANGE IN FISCAL YEAR

On August 1, 1996, the Board of Directors of Sunbelt Nursery Group, Inc. (the "Company") approved a change in the Company's fiscal year end from the Sunday nearest to January 31 to the Sunday nearest to June 30. This change is effective June 30, 1996. The transition report for the five month period ended June 30, 1996 will be filed on Form 10-Q.



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                          SUNBELT NURSERY GROUP, INC.
                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             Sunbelt Nursery Group, Inc.
                             ---------------------------
                             (Registrant)



Date:  August 16, 1996       /s/Richard R. Dwyer
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                             Richard R. Dwyer
                             President and Chief Accounting
                               Officer



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